Schedule of Investments
July 31, 2020
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–97.00%
Australia–4.08%
Corporate Travel Management Ltd.(a)	1,049,772	$6,538,581
Belgium–2.71%
Anheuser-Busch InBev S.A./N.V.	80,217	4,345,444
Canada–2.35%
Ritchie Bros. Auctioneers, Inc.	81,487	3,771,218
China–24.84%
Alibaba Group Holding Ltd., ADR(b)	43,676	10,963,550
Focus Media Information Technology Co. Ltd., A Shares	10,802,661	9,384,213
Gree Electric Appliances, Inc. of Zhuhai, A Shares	965,555	7,878,120
Kweichow Moutai Co. Ltd., A Shares	18,971	4,563,838
Virscend Education Co. Ltd.(c)	19,063,000	7,015,220
		39,804,941
Denmark–1.92%
DSV Panalpina A/S	22,289	3,081,191
Finland–1.49%
Enento Group OYJ(c)	56,119	2,379,331
France–5.36%
Bureau Veritas S.A.(b)	163,273	3,579,706
Edenred	100,699	5,016,960
		8,596,666
Germany–5.13%
Scout24 AG(c)	95,027	8,222,982
Hong Kong–2.24%
AIA Group Ltd.	401,000	3,593,535
Japan–14.59%
FANUC Corp.	32,600	5,478,056
Kao Corp.	23,200	1,682,871
MISUMI Group, Inc.	96,300	2,276,083
SMC Corp.	4,600	2,399,802
SoftBank Group Corp.	99,000	6,235,155
Sony Corp.	68,500	5,311,870
		23,383,837
Luxembourg–4.96%
Eurofins Scientific SE(b)	12,192	7,955,060
Macau–2.87%
Sands China Ltd.	1,184,400	4,591,460
Shares		Value
Netherlands–7.01%
Prosus N.V.(b)	115,436	$11,225,143
Poland–1.99%
Benefit Systems S.A.(b)	13,865	3,193,340
South Korea–3.79%
Samsung Electronics Co. Ltd., Preference Shares	145,770	6,072,539
Spain–3.84%
Amadeus IT Group S.A.	122,409	6,147,634
United Kingdom–7.83%
Auto Trader Group PLC(c)	314,404	2,219,162
Clarkson PLC	46,069	1,243,090
Domino’s Pizza Group PLC	188,255	786,565
Howden Joinery Group PLC	814,286	5,251,706
Liberty Global PLC, Class A(b)	130,099	3,044,967
		12,545,490
Total Common Stocks & Other Equity Interests (Cost $132,746,057)		155,448,392
Money Market Funds–3.58%
Invesco Government & Agency Portfolio, Institutional Class, 0.07%(d)(e)	2,008,807	2,008,807
Invesco Liquid Assets Portfolio, Institutional Class, 0.22%(d)(e)	1,428,109	1,428,966
Invesco Treasury Portfolio, Institutional Class, 0.07%(d)(e)	2,295,779	2,295,779
Total Money Market Funds (Cost $5,733,552)		5,733,552
TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-100.58% (Cost $138,479,609)		161,181,944
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.32%
Invesco Private Government Fund, 0.06%(d)(e)(f)	393,090	393,090
Invesco Private Prime Fund, 0.15%(d)(e)(f)	131,003	131,030
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $524,120)		524,120
TOTAL INVESTMENTS IN SECURITIES—100.90% (Cost $139,003,729)		161,706,064
OTHER ASSETS LESS LIABILITIES–(0.90)%		(1,446,573)
NET ASSETS–100.00%		$160,259,491

Investment Abbreviations:
ADR	– American Depositary Receipt
See accompanying notes which are an integral part of this schedule.
Invesco International Select Equity Fund

Notes to Schedule of Investments:
(a)	All or a portion of this security was out on loan at July 31, 2020.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at July 31, 2020 was $19,836,695, which represented 12.38% of the Fund’s Net Assets.
(d)	Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the nine months ended July 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value July 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$1,428,698	$29,051,540	$(28,471,431)	$-	$-	$2,008,807	$7,345
Invesco Liquid Assets Portfolio, Institutional Class	1,021,215	20,795,702	(20,387,645)	(91)	(215)	1,428,966	6,839
Invesco Treasury Portfolio, Institutional Class	1,632,797	33,201,760	(32,538,778)	-	-	2,295,779	8,148
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	4,083,704	(3,690,614)	-	-	393,090	105
Invesco Private Prime Fund	-	1,362,296	(1,231,386)	-	120	131,030	75
Total	$4,082,710	$88,495,002	$(86,319,854)	$(91)	$(95)	$6,257,672	$22,512

(e)	The rate shown is the 7-day SEC standardized yield as of July 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco International Select Equity Fund

Notes to Quarterly Schedule of Portfolio Holdings
July 31, 2020
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of July 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$—	$6,538,581	$—	$6,538,581
Belgium	—	4,345,444	—	4,345,444
Canada	3,771,218	—	—	3,771,218
China	10,963,550	28,841,391	—	39,804,941
Denmark	—	3,081,191	—	3,081,191
Finland	—	2,379,331	—	2,379,331
France	—	8,596,666	—	8,596,666
Germany	8,222,982	—	—	8,222,982
Hong Kong	—	3,593,535	—	3,593,535
Japan	—	23,383,837	—	23,383,837
Luxembourg	—	7,955,060	—	7,955,060
Macau	—	4,591,460	—	4,591,460
Netherlands	—	11,225,143	—	11,225,143
Poland	—	3,193,340	—	3,193,340
South Korea	—	6,072,539	—	6,072,539
Spain	—	6,147,634	—	6,147,634
United Kingdom	6,050,694	6,494,796	—	12,545,490
Money Market Funds	5,733,552	524,120	—	6,257,672
Total Investments	$34,741,996	$126,964,068	$—	$161,706,064
NOTE 2—Coronavirus (COVID-19) Pandemic
During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective, as stated in the most recent shareholder report. Because of the uncertainties on valuation, the global economy and business operations, values reflected in the Schedule of Investments may materially differ from the value received upon actual sales of those investments.
The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.
NOTE 3—Significant Event
On June 3, 2020, the Board of Trustees of the Trust, approved a change in the Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and the elimination of a related fundamental investment restriction (the “Proposal”). The Proposal requires approval by the shareholders of the Fund and will be submitted to shareholders at a special meeting to be held on September 22, 2020.
Invesco International Select Equity Fund